                                                                     EXHIBIT 4.2

                              CHEMDEX CORPORATION

             THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of March 24, 1999 by and among Chemdex
 ---------
Corporation, a Delaware corporation with headquarters at 3950 Fabian Way, Palo Alto, CA 94303 (the "Company"), the holders of the Company's Common Stock listed
                     -------
on Exhibit 1 hereto (the "Founders"), and the individuals and entities listed on
   ---------              --------
Exhibit 2 hereto (the "Purchasers").  The Founders and the Purchasers are
---------              ----------
referred to herein as the "Stockholders."  All outstanding shares of any class
                           ------------
or series held by any Stockholder, whether presently owned or acquired in the future, are referred to herein as the "Shares."
                                       ------

                                   RECITALS
                                   --------

     A. The Company proposes to sell shares of Series C Preferred Stock to certain of the Purchasers pursuant to that certain Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") by and among the Company and
                         ------------------
certain of the Purchasers of even date herewith.

     B. By this Agreement, the Company and the Stockholders desire to provide for certain registration, voting and other rights as set forth herein.

     C. This Agreement amends and restates in its entirety that certain Second Amended and Restated Investors' Rights Agreement dated March 5, 1999 (the "Prior
                                                                           -----
Agreement") by and among the Company, the Founders and certain of the
---------
Purchasers.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   Registration Rights.
          -------------------

          1.1  Certain Definitions.  As used in this Section 1, the following
               -------------------
terms shall have the following respective meanings:

               (a)  "Commission" shall mean the Securities and Exchange
                     ----------
Commission or any other federal agency at the time administering the Securities Act.

               (b)  "Common Stock" shall mean the Common Stock, $.0001 par
                     ------------
value, of the Company.

               (c)  "Holder" shall mean any stockholder of the Company holding
                     ------
Registrable Securities and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Sections
1.11 and 5.3 hereof.

               (d)  "Initiating Holders" shall mean any Holder or Holders of
                     ------------------
at least thirty percent (30%) of the then-outstanding Registrable Securities (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalizations and the like).

               (e)  "Registrable Securities" means (i) the Common Stock issued
                     ----------------------
or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock ("the Conversion Stock") or presently owned by any party hereto; (ii) Common Stock issued to VWR Scientific Products Corporation ("VWR"); (iii) Common Stock issued or issuable upon conversion of
              ---
the Series B Preferred Stock issued or issuable upon exercise of the warrant issued to Comdisco, Inc.; (iv) Common Stock issued or issuable upon exercise of the warrant to purchase Common Stock issued to Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employee Fund III, L.P. (collectively, "Galen"); (v) Common Stock issued to Biotechnology Industry
                -----
Organization; and (vi) common stock issued in lieu of the stock referred to in
(i), (ii), (iii), (iv) or (v) above in any reorganization or as a result of a stock split, stock dividend, recapitalization or the like. Registrable Securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (y) such securities shall have been publicly distributed pursuant to an exemption from the registration requirements of the Securities Act.

               (f)  The terms "register," "registered" and "registration" refer
                               --------    ----------       ------------
to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               (g)  "Registration Expenses" shall mean all expenses, except as
                     ---------------------
otherwise stated below, incurred by the Company in complying with Sections 1.2,
1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of each registration provided for in Sections 1.2, 1.3 and 1.4 hereof.

               (h)  "Securities Act" shall mean the Securities Act of 1933, as
                     --------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (i)  "Selling Expenses" shall mean all underwriting discounts,
                     ----------------
selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for the selling Holders.

          1.2  Requested Registration.
               ----------------------

               (a)  Request for Registration. In case the Company shall receive
                    ------------------------
from Initiating Holders a written request that the Company effect any registration with respect to at least twenty percent (20%) of their Registrable Securities, or any lesser percentage if the reasonably anticipated aggregate receipts, net of underwriting discounts and commissions, would exceed $2,000,000, the Company will:

                    (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.2:

                         (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (B)  At any time prior to the earlier of six months
after the effective date of the Company's initial public offering of its securities pursuant to a registration statement declared effective under the Securities Act;

                         (C)  Within ninety (90) days of the effective date of,
any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         (D)  After the Company has effected two such
registrations pursuant to this Section 1.2(a); or

                         (E)  If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its Holders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not use this right more than once in any twelve month period.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b)  Underwriting.  In the event that a registration pursuant to
               ------------
Section 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.2(a)(i). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested and shall be limited to the extent otherwise provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all participating Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided, that any securities held by a Founder shall first be excluded before any securities held by any selling Holder are excluded. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities, and/or other securities so withdrawn shall also be withdrawn from registration, and such securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other purchasers) in such registration if the managing underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

          1.3  Company Registration.
               --------------------

               (a)  Notice of Registration. If at any time or from time to time
                    ----------------------
the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration effected pursuant to Section 1.2 hereof, the Company will:

                    (i)  promptly give to each Holder written notice thereof;
and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

               (b)  Underwriting. If the registration of which the Company gives
                    ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of Holders holding more than a majority of the Registrable Securities to be included in such registration. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than in behalf of the Company) shall be allocated among all Holders and such other holders (provided that such other holders have contractual rights to participate in such registration which are not subordinate to the Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or other securities requested to be included in such registration by such Holders and such other holders; provided,
                                                                      --------
however, in no event shall the amount of Registrable Securities of the Holders
-------
included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded entirely if the underwriters make the determination described above or the Holders holding a majority of the Registrable Securities consent in writing to such a reduction. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities proposed to be sold in the offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          1.4  Registration on Form S-3.
               ------------------------

               (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $5,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company
                                          --------  -------
shall not be required to effect more than one (1) registration pursuant to this
Section 1.4 in any twelve (12) month period.  The substantive provisions of
Section 1.2(b) shall be applicable to each registration initiated under this
Section 1.4.

               (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4:

                    (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

                    (iii) within one hundred eighty (180) days of the effective date of any registration referred to in Sections 1.2 and 1.3 above for the Company's initial public offering, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or the Holders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, provided that the Company may not use this right more than once in any twelve month period.

          1.5  Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date hereof, without the approval of the holders of a majority of the Registrable Securities, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights superior to or on par with those of the Holders.

          1.6  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with all registrations pursuant to Sections 1.2, 1.3 and 1.4 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

          1.7  Registration Procedures.  In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

               (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

               (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               (h) Use its best efforts to cause the Registrable Securities to be listed on a national securities exchange registered under Section 6 of the Exchange Act or automated trading system operated by the National Association of Securities Dealers, Inc. as of the date of this Agreement.

          1.8  Indemnification.
               ---------------

               (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any such person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein or the preparation thereby.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the net proceeds received for the shares sold by such Holder.

               (c)  Each party entitled to indemnification under this Section
1.8 (the "Indemnified Party") shall give notice to the party required to provide
          -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          1.9   Information by Holder. The Holders of securities included in any
                ---------------------
registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

          1.10  Rule 144 Reporting.  With a view to making available the
                ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

                (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                (c) So long as a Purchaser owns any Registrable Securities to furnish to such Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such

Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing such Purchaser to sell any such securities without registration.

          1.11  Transfer of Registration Rights.  The rights to cause the
                -------------------------------
Company to register securities granted to a Purchaser under Sections 1.2, 1.3 and 1.4 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that the transferor provides the Company with written notice of the proposed transfer and: (i) the transferee acquires all of the transferor's Registrable Securities not sold to the public; (ii) the transferee acquires at least 100,000 shares of the transferor's Registrable Securities not sold to the public; or (iii) the transferee is a partner, member, stockholder or affiliate of the Holder.

          1.12  Standoff Agreement.  Each Holder agrees in connection with the
                ------------------
Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time as is agreed upon by holders of a majority of the outstanding capital stock of the Company not to exceed a period commencing upon the effective date of such registration and ending one hundred and eighty (180) days thereafter; provided, that the officers and directors of the Company who own stock of the Company and any stockholder holding more than five percent (5%) of the outstanding voting securities of the Company also agree to such restrictions.

          1.13  Termination.  Any registration rights granted pursuant to this
                -----------
Section 1 shall terminate with respect to any Holder at such date, upon the date that is five (5) years after the closing date of the Company's initial public offering. In addition, the registration rights granted hereunder to any Holder shall be suspended during any period after the Company's initial registered public offering, when all remaining Registrable Securities held or entitled to be held by such Holder may be sold under Rule 144(k) during any three (3) month period.

     2.   Right of First Refusal Upon Issuance of Securities by the Company.
          -----------------------------------------------------------------

          2.1  Right of First Refusal.  The Company hereby grants to each
               ----------------------
Purchaser or any transferees pursuant to Section 2.1(f) hereof (collectively, hereinafter, the "Rights Holders") the right of first refusal to purchase, pro
                  --------------
rata, all or any part of New Securities (as defined in Section 2.1(b)) which the Company may, from time to time, propose to sell and issue. For purposes of this right of first refusal, a pro rata share for a Rights Holder is the ratio that the sum of the total number of shares of Common Stock and of Conversion Stock (and other shares issuable upon conversion and exercise of all convertible or exercisable securities) then held by such Rights Holder bears to the sum of the total number of shares of Conversion Stock and Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (a) "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any securities issuable pursuant to any agreement or commitment to issue any of the foregoing.

               (b) Except as set forth below, "New Securities" shall mean any Equity Securities, whether now authorized or not, and rights, options or warrants to purchase said Equity Securities. Notwithstanding the foregoing, "New Securities" does not include (i) up to an aggregate of 14,890,000 shares of Common Stock issued to employees, officers, consultants or directors of the Company pursuant to sales or options granted at any time after the date of incorporation of the Company or pursuant to a plan or agreement approved by at least two-thirds of the Company's Board of Directors or a committee of the Board of Directors that has been authorized by at least two-thirds of the Board of Directors; (ii) securities offered to the public generally pursuant to a registration statement in a Qualified IPO (as defined below); (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company or the Purchasers own not less than fifty-one (51%) percent of the voting power of the surviving or successor corporation; (iv) the Conversion Stock; (v) stock issued pursuant to any rights or agreements including, without limitation, convertible securities, options and warrants, provided that the right of first refusal established by this Section 2 applies with respect to the initial sale or grant by the Company of such rights or agreements; (vi) stock issued in connection with any stock split, stock dividend or recapitalization by the Company; (vii) shares of Common Stock issued to VWR pursuant to the Common Stock Purchase Agreement between VWR and the Company dated March 5, 1999; (viii) shares issued pursuant to the Purchase Agreement;
(ix) that certain warrant to purchase 100,000 shares of Common Stock issued to Galen and the Common Stock issued or issuable upon exercise thereof; and (x) that certain warrant to purchase 210,000 shares of Series B Preferred Stock issued to Comdisco, Inc., the shares of Series B Preferred Stock issued or issuable upon exercise thereof and the Common Stock issuable upon conversion of such Series B Preferred Stock.

               (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Rights Holder shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such New Securities for the price and upon the applicable terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If not all of the Rights Holders elect to purchase their pro rata share of the New Securities, then the Company shall promptly notify in writing the Rights Holders who do so elect and shall offer such Rights Holders the right to acquire such unsubscribed shares on a pro rata basis as measured among such Rights Holders who do so elect. If the Rights Holders indicate a desire to purchase a number of shares that exceeds the number of shares of such New Securities to be offered by the Company, the number of shares purchasable by each Rights Holder shall be reduced on a pro rata basis based on all shares of Common Stock of the Company then owned by all such Rights Holders (determined on a fully-diluted basis), until no such excess exists. Each Rights Holder shall have five (5) days after after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares.

               (d) In the event the Rights Holders fail to exercise the right of first refusal in full within the periods identified in 2(c) above, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Rights Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

               (e) The right of first refusal granted under this Agreement shall expire upon the earlier of (i) the effective date of the Company's initial registered public offering pursuant to a firm commitment under written public offering at an initial price per share to the public of at least $3.75 (as adjusted for subsequent splits, dividends and recapitalizations) with aggregate gross proceeds of not less than $20,000,000 (a "Qualified IPO") and (ii) a
                                                 -------------
consolidation or merger of this Company with or into any other corporation or corporations (other than a wholly-owned subsidiary), or the sale, transfer or other disposition of all or substantially all of the assets of this Company or the consummation of any transaction or series of related transactions which results in the Company's stockholders immediately prior to such transaction not holding at least 50% of the voting power of the surviving or continuing entity.

               (f) The right of first refusal hereunder may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities provided that the transferor provides the Company with written notice of the proposed transfer and (i) the transferee acquires all of the transferor's Registrable Securities not sold to the public; (ii) the transferee acquires at least 100,000 shares of the transferor's Registrable Securities not sold to the public; or (iii) the transferee is a partner, member, stockholder, employee or affiliate of the Holder, provided that all such assignees and transferees shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 2.1.

               (g) Each Purchaser that is a party to the Prior Agreement hereby waives its rights set forth in Section 2.1 of the Prior Agreement to the extent that such Purchaser is not purchasing its full pro rata portion of shares of the Company's Series C Preferred Stock being issued in connection with the Series C Stock Purchase Agreement of even date herewith.

     3.   Rights Upon Transfer by Founders. Each Founder hereby agrees as
          --------------------------------
follows:

          3.1  Notice of Proposed Transfer.  Before any Founder may effect any
               ---------------------------
Transfer (as defined in this Section 3.1) of any of the Company's capital stock (the "Offered Stock"), such Founder (the "Selling Founder") must give at the
      -------------                       ---------------
same time to the Company and to the Purchasers a written notice signed by the Selling Founder (the "Selling Founder's Notice")
                      ------------------------
stating (a) the Selling Founder's bona fide intention to transfer such Offered Stock; (b) the number of shares of the Offered Stock; (c) the name, address and relationship, if any, to the Selling Founder of each proposed purchaser or other transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Founder proposes to transfer such Offered Stock (the "Offered Price"). Upon the request of the Company or any
                    -------------
Purchaser, the Selling Founder will promptly furnish such information to the Company and to such Purchaser, as may be reasonably requested to establish that the offer and proposed transferee are bona fide. "Transfer" shall mean any sale,
                                                  --------
assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except: (i) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as a Founder; (ii) any transfers by a Founder to such Founder's spouse, lineal descendant or antecedent, father, mother, brother or sister of the Founder, the adopted child or adopted grandchild of the Founder, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Founder, or to a trust or trusts for the exclusive benefit of such Founder or such Founder's family members as described in this Section, or transfers by a Founder by devise or descent, or to an "affiliate" of the Founder (as that term is defined by the rules and regulations promulgated under the Securities Act) in all cases if the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Founder; or (iii) any transfer by a Founder made: (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations; (B) pursuant to the winding up and dissolution of the Company; (C) at, and pursuant to, a Qualified IPO; (D) to a Purchaser pursuant to this Agreement or (E) to the Company.

               3.2  Right of First Refusal.
                    ----------------------

                    (a) Company's Right. Pursuant to this Agreement, the Company
                        ---------------
and its assignees shall have the right of first refusal to purchase all or any part of the Selling Founder's Offered Stock, if the Company gives written notice of the exercise of such right to a Selling Founder within thirty (30) days (the "Company's Refusal Period") after the date of the Selling Founder's Notice to
-------------------------
the Company.

                    (b) Purchaser's Right. If the Company does not intend to
                        -----------------
exercise its right of first refusal referred to in subsection 3.2(a) above with respect to any or all of the Offered Stock or if the Company is not lawfully able to repurchase the Offered Stock, the Company will give written notice thereof (the "Company's Expiration Notice") to the Selling Founder and
                        -----------------
Purchasers at least ten (10) business days before the expiration of the Company's Refusal Period. The Company's Expiration Notice will specify the amount of the Offered Stock which the Company does not intend to repurchase. In such event, each Purchaser will have the Right of First Refusal to purchase all or any part of the Offered Stock not purchased by the Company. If a Purchaser desires to purchase Offered Stock, such Purchaser must, within the ten (10) business day period (the "Purchaser Refusal Period") commencing on the date of
                          ------------------------
notice of the Company's Expiration Notice, give written notice to the Selling Founder and to the Company of such

Purchaser's election to purchase all or any part of the Offered Stock, indicating the number of shares that such Purchaser desires to purchase. If Purchasers indicate a desire to purchase a number of shares that exceeds the number of shares of Offered Stock, the number of shares purchasable by each Purchaser exercising its Right of First Refusal shall be reduced on a pro rata basis based on all shares of Common Stock of the Company then owned by all such Purchasers (determined on a fully-diluted basis) until no such excess exists.

               (c)  Purchase Price. The purchase price for the Offered Stock to
                    --------------
be purchased by the Company or by a Purchaser exercising its Right of First Refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 3.2(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, such Purchaser and the Selling Founder absent fraud or error.

               (d)  Payment.  Payment of the purchase price for the Offered
                    -------
Stock purchased by the Company or by a Purchaser exercising its Right of First Refusal will be made within seven (7) days after the date of the Purchaser's Expiration Notice. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by the exercising Purchaser (i) in cash (by cashier's check or wire transfer), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Selling Founder to the Company or the Purchasers, as the case may be or (iii) by any combination of the foregoing.

               (e)  Rights as a Purchaser. If the Company and/or the
                    ---------------------
Purchaser(s) exercise their Rights of First Refusal to purchase all of the Offered Stock, then, upon the date the notice of such exercise is given by the Company and/or the Purchaser(s), the Selling Founder will have no further rights as a holder of such Offered Stock with respect to which a Right of First Refusal has been exercised, except the right to receive payment for such Offered Stock from the Company and/or the Purchaser(s), as the case may be, in accordance with the terms of this Agreement, and the Selling Founder will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for cancellation, and, as to purchase by the Purchaser(s), for transfer to the Selling Founder(s).

               (f)  Selling Founder's Right To Transfer. If the Company and/or
                    -----------------------------------
the Purchasers have not elected to purchase all of the Offered Stock, then, subject to the Right of Co-Sale described in Section 3.3 below, the Selling Founder may transfer the Offered Stock permitted to be sold by the Selling Founder to any person named as a purchaser or other transferee in the Selling Founder's Notice, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within ninety (90) days after the date of the Selling Founder's Notice and (ii) is in accordance with all the terms of this Agreement. If the Offered Stock is not so transferred during such 90 day period, then the Selling Founder may not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

          3.3  Right of Co-Sale.
               ----------------

               (a) The Right.  If the Company and the Purchasers have waived or
                   ---------
failed to timely exercise their Rights of First Refusal contained in Section 3.2 regarding all of the Offered Stock, before any Selling Founder may effect a Transfer of any Offered Stock, such Selling Founder shall provide written notice to each Purchaser (the "Right of Co-Sale Notice"), specifying the date of the
                        -----------------------
Transfer of any remaining Offered Stock to such transferee which date shall not be sooner than ten (10) business days following the Right of Co-Sale Notice (the "Closing"), and the number of shares of Offered Stock that the Selling Founder
 -------
desires to Transfer. The other Purchasers shall have the right to include shares in such sale in accordance with Section 3.3(b) herein ("Right of Co-
                                                               -----------
Sale").

               (b) Consummation of Co-Sale. A Purchaser may exercise the Right
                   -----------------------
of Co-Sale by delivering to the Selling Founder at or before the Closing, one or more certificates, properly endorsed for Transfer, representing a number of shares no more than equal to the product obtained by multiplying (i) the number of shares of Offered Stock that the Selling Founder desires to transfer by (ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company (on an as-converted basis) then held by such Purchaser and the denominator of which is the combined number of shares of Common Stock (on an as-converted basis) then held by the Selling Founder and all Purchasers then exercising their Co-Sale rights under this Section 3.3. If the Purchaser does not hold a certificate representing the exact number of securities to be sold by such Purchaser pursuant to this Section 3.3, then the Company shall promptly issue a certificate representing the proper number of shares to be sold pursuant to this Right of Co-Sale. Following the Closing, the Company shall deliver a certificate for the remaining balance of the securities held by the Purchaser, if any, to such Purchaser. At the Closing, such certificates or other instruments will be transferred and delivered to the transferee as set forth in the Right of Co-Sale Notice in consummation of the transfer of the Offered Stock pursuant to the terms and conditions specified in the Right of Co-Sale Notice, and the Selling Founder will remit, or will cause to be remitted, to each Purchaser delivering certificates within five (5) business days after such Closing that portion of the proceeds of the Transfer to which each Purchaser is entitled by reason of each Purchaser's participation in such transfer pursuant to the Right of Co-Sale.

               (c) Prohibited Transfers.  In the event a Founder should sell any
                   --------------------
Offered Stock in contravention of the participation rights of a Purchaser under this Section 3.3 (the "Prohibited Transfer"), such Purchaser shall have the
                       -------------------
option (the "Put Option") to sell to the Founder a number of shares equal to the
             ----------
number of shares that such Purchaser would have had the right to sell in connection with the Prohibited Transfer, had the Founder complied with Section 3, subject to the following terms and conditions:

                   (i) The price per share at which such shares are to be sold to the Founder shall be equal to the price per share paid by the third-party purchaser or purchasers.

                   (ii)  Purchaser shall deliver to the Founder, within ninety
(90) days after it has received notice from the Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.

                   (iii) Founder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of Purchaser and shall reimburse Purchaser for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

          3.4  Stock Legend.  All certificates representing shares of Common
               ------------
Stock of the Company held by the Stockholders and transferees described in this
Section 3 above shall bear the following legend:

"THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND/OR CO-SALE SET FORTH IN A RIGHTS AGREEMENT AMONG THE COMPANY, THE HOLDER(S) HEREOF AND CERTAIN OTHER STOCKHOLDERS OF THE CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION."


          3.5  Termination.  The rights of co-sale and first refusal described
               -----------
in this Section 3 shall expire upon the earlier of (i) the effective date of a Qualified IPO and (ii) a consolidation or merger of this Company with or into any other corporation or corporations (other than a wholly-owned subsidiary), or the sale, transfer or other disposition of all or substantially all of the assets of this Company or the consummation of any transaction or series of related transactions which results in the Company's stockholders immediately prior to such transaction not holding at least 50% of the voting power of the surviving or continuing entity. Prior to effecting any transfer of stock, the Stockholder shall ensure that the purchaser agrees in writing to be bound by the rights and obligation contained in this Section 3.

          3.6  Transfer.  The rights of co-sale and first refusal described in
               --------
this Section 3 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities provided that the transferor provides the Company with written notice of the proposed transfer and (i) the transferee acquires all of the transferor's Registrable Securities not sold to the public; (ii) the transferee acquires 100,000 of the transferor's Registrable Securities not sold to the public; or
(iii) the transferee is a partner, member, stockholder, employee or affiliate of the Holder, provided that all such assignees and transferees shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 3.

     4.   Voting Agreement.
          ----------------

          4.1  Agreement to Vote.  Each of the Stockholders agrees to vote all
               -----------------
shares of the Company's capital stock then owned by such Stockholder (its "Shares") at any regular or special meeting of stockholders of the Company, or,
-------
in lieu of any such meeting, to give their written consent, as provided in paragraph 4.2 below.

          4.2  Election of Members of the Board of Directors.  With respect to
               ---------------------------------------------
any proposal concerning the election of directors of the Company, the parties hereto agree as follows:

               (a) Founder's Representative. Each of the Stockholders agrees
                   ------------------------
that it shall vote its Shares to elect David P. Perry to the Board of Directors for so long as he is an employee of the Company; provided, however, that no Stockholder shall be
                         --------  -------
required to vote its Shares to enable the Founders to designate more than one designee on the Board of Directors pursuant to this Section 4.2(a) at any one time.

               (b) CMG's Representative. Each of the Stockholders agrees that it
                   --------------------
shall vote its Shares to elect one nominee to the Board of Directors as designated by CMG@Ventures, Inc. ("CMG") for so long as CMG owns any Shares;
                                   ---
provided, however, that no Stockholder shall be required to vote its Shares to
--------  -------
enable CMG to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(b) at any one time. CMG designates Jonathan D. Callaghan as its designee as of the date of this Agreement.

               (c) Bay City Capital's Representative.  Each of the Stockholders
                   ---------------------------------
agrees that it shall vote its Shares to elect one nominee to the Board of Directors as designated by Bay City Capital Fund I, L.P. ("Bay City") for so
                                                           --------
long as Bay City owns any Shares; provided, however, that no Stockholder shall
                                  --------  -------
be required to vote its Shares to enable Bay City to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(c) at any one time. Bay City designates John Pritzker as its designee as of the date of this Agreement.

               (d) KPCB Representative.  Each of the Stockholders agrees that it
                   --------------------
shall vote its Shares to elect one nominee to the Board of Directors as designated Kleiner, Perkins, Caufield and Byers or its affiliates ("KPCB") for
                                                                    ----
so long as KPCB owns any Shares; provided, however, that no Stockholder shall be
                                 --------  -------
required to vote its shares to enable KPCB to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(d) at any one time. KPCB designates Brook Byers as its designee as of the date of this agreement

               (e) Warburg Pincus Representative. Each of the Stockholders
                   -----------------------------
agrees that it shall vote its Shares to elect one nominee to the Board of Directors as designated by E.M. Warburg, Pincus & Co., LLC or its affiliates ("Warburg Pincus") for so long as Warburg Pincus owns any Shares; provided,
                                                                  --------
however, that no Stockholder shall be required to vote its shares to enable
-------
Warburg Pincus to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(e) at any one time. Warburg Pincus designates Joshua Lewis as its designee as of the date of this agreement.

               (f) VWR Representative. Each of the Stockholders agrees that it
                   ------------------
shall vote its Shares to elect one nominee to the Board of Directors as designated by VWR for so long as VWR owns any Shares; provided, however, that
                                                      --------  -------
(i) such nominee is subject to the approval of the Company, which approval shall not be unreasonably withheld and (ii) no Stockholder shall be required to vote its shares to enable VWR to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(f) at any one time. VWR designates Gerrold B. Harris as its designee as of the date of this Agreement.

               (g) Series C Representative. Each of the stockholders agrees that
                   -----------------------
it shall vote its Shares to elect one nominee to the Board of Directors as designated by the holders of a majority in interest of the Series C Preferred Stock; provided, however, that no Stockholder shall be required to vote its
       --------  -------
shares to enable such holders to designate more than one designee on the Board of Directors pursuant to this subsection 4.2(g) at any one time. Such holders designate John Wilkerson as its designee as of the date of this Agreement.

               (h) Remaining Director(s). Each of the Stockholders agrees that
                   --------------------
it shall vote its Shares to elect one nominee to the Board of Directors as mutually designated by the Founders, CMG, Bay City, VWR and the holders of a majority of the then-outstanding shares of Series B Preferred Stock and
Series B-1 Preferred Stock, voting together as a single class, who is not an employee of the Company; provided, however, that no Stockholder shall be
                         --------  -------
required to vote its Shares to elect more than one designee on the Board of Directors pursuant to this Section 4.2(g) at any one time. Such designee shall be Bob Swanson as of the date of this Agreement.

          4.3  Additional Directors.  Each of the Stockholders agrees not to
               --------------------
vote its Shares to change the number of authorized members of the Company's Board of Directors from eight (8), unless each of the nominees elected to the Company's Board of Directors pursuant to Section 4.2 above has voted for such a change.

          4.4  Successors in Interest of the Stockholders.  The provisions of
               ------------------------------------------
this Agreement shall be binding upon the successors in interest of the Stockholders to any of the Shares. The Company shall not permit the transfer of any Shares on its books or issue a new certificate representing any Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, satisfactory in form and substance to the nontransferring Stockholders, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Stockholder hereunder.

     5.   Affirmative Covenants of the Company.  The Company hereby covenants
          ------------------------------------
and agrees as follows:

          5.1  Financial Information.  Until the first to occur of (i) the date
               ---------------------
on which the Company is required to file a report with the SEC pursuant to
Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under
Section 6 of the Exchange Act, the Company will furnish to each Purchaser (which, for purposes of this Section 5.1, shall mean such Purchaser together with its affiliates owning at least 300,000 shares of Preferred Stock) Common Shares issued upon conversion of the Preferred Stock or Common Stock (as adjusted for stock dividends, stock splits, recapitalizations and the like):

               (i) as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of changes in financial position (or equivalent cash flow statements if required by the Financial Accounting Standards Board) of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, in such form and detail that is acceptable to the Purchasers, and certified and audited by independent public accountants of recognized national standing selected by the Company's Board of Directors, and

                    (ii) as soon as practicable after the end of each fiscal quarter (except the last quarter of the fiscal year), and in any event within 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal quarter; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Accounting Standards Board), for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

                    (iii) as soon as practicable after the end of each month (except the last month of the fiscal quarter), and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Accounting Standards Board), for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

                    (iv) as soon as practicable, but in no event later than 30 days prior to the commencement of such fiscal year, an annual plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, in such form and detail that is acceptable to the Purchasers.

          5.2  Conflicts of Interests. The Company shall use its best efforts to
               ----------------------
ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's employees devote their primary productive time, ability and attention to the business of the Company (provided,
                                                                       --------
however, the Company's employees may engage in other professional activity if
-------
such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and inventions, and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

          5.3  Qualified Small Business.  The Company shall use its best efforts
               ------------------------
to qualify as a "Qualified Small Business" as defined in Section 1202(d) of the Code, and covenants that so long as the Preferred Shares are held by the Purchasers (or a transferee or assignee of the Purchaser), it will use reasonable commercial efforts to cause the Preferred Shares to qualify as

Qualified Small Business Stock. The Company shall use its best efforts to comply with the reporting requirements of the State of California regarding "Qualified Small Business Stock" and similar federal regulations when and if promulgated.

          5.4  Proprietary Agreements.  The Company shall have each officer,
               ----------------------
director, employee and consultant of the Company execute the Company's standard form of non-disclosure and proprietary information agreements prior to disclosing any proprietary information to any such officer, director, employee and consultant. The Company will use its best efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its officers, directors, employees and consultants.

          5.5  Repurchase of Outstanding Shares.  The Company shall not, without
               --------------------------------
the approval of its Board of Directors repurchase any shares of its Common Stock so long as any of the Preferred Shares are outstanding, except that the Company shall be entitled to repurchase shares of its Common Stock in connection with the termination of an employee, director or consultant of the Company or the proposed transfer by an employee, director or consultant of shares of its Common Stock, or pursuant to the terms of this Agreement.

          5.6  Use of Proceeds.  The Company shall use the proceeds from the
               ---------------
sale of the Preferred Shares for general corporate purposes.

          5.7  Key-Man Life Insurance.  The Company will use its best efforts to
               ----------------------
maintain term life insurance of at least $5.0 million on the life of the Company's Chief Executive Officer, with the Company as the named beneficiary. Such policy shall not be canceled by the Company for at least five (5) years after the effective date of this Agreement without the consent of the holders of a majority of the Series C Preferred Stock of the Company.

          5.8  Inspection.  The Company shall permit each Purchaser (which, for
               ----------
purposes of this Section 5.8, shall mean such Purchaser together with its affiliates owning at least 300,000 shares of Preferred Stock), at such Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Purchaser; provided, however, that the Company shall not be obligated
                   --------  -------
pursuant to this Section 5.8 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          5.9  Directors and Officers Insurance.  The Company will use its best
               --------------------------------
efforts to maintain directors and officers insurance, upon a determination by the Company's Board of Directors that such insurance is economically feasible.

          5.10 Board of Directors Matters.  The Company will hold meetings of
               --------------------------
the Board of Directors on a monthly basis until the Board of Directors determines otherwise. The Company shall pay the customary and reasonable expenses incurred by members of the Board of Directors in attending meetings of the Board. The Board of Directors shall approve each of the following: significant distribution, licensing or other arrangements or contracts (including but not limited to any business relationship, other than the purchase of goods or services, with any Internet or World Wide Web technology or service provider), new indebtedness other than bank borrowing in the ordinary course of business, matters relating to executive compensation, the annual operating plan and capital budget, capital expenditures in excess of amounts indicated in the annual plan or capital budget and searches for new senior executives.

          5.11 Insurance.  The Company will have in full force, as reasonably
               ---------
necessary, and effect fire and casualty insurance policies, with extended coverage, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          5.12 Stock Vesting.  Unless otherwise approved by the Board of
               -------------
Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest monthly over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person. With respect to shares of Common Stock currently held by David Perry and Jeff Leane, such shares shall be subject to vesting as follows: (a) fifty percent (50%) shall vest on May 1, 1998 and (b) fifty percent (50%) shall vest monthly thereafter over four years.

          5.13 Directors' Liability and Indemnification.  The Company's
               ----------------------------------------
Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall indemnify such directors to the maximum extent permissible under Delaware law.

          5.14 Auditors. The Company will retain independent public accountants
               --------
of recognized national standing (i.e., a firm acknowledged to be among the Big Five or their successors) who shall certify the Company's financial statements at the end of each fiscal year.

          5.15 Extraordinary Remuneration.  The Board of Directors may not
               --------------------------
approve any plan or action to grant extraordinary remuneration to management in connection with the sale of the Company or any subsidiary of the Company, or the termination of employment or otherwise, unless such plan or action has been approved unanimously by the non-employee members of the Board of Directors.

          5.16 Termination of Covenants.  The covenants set forth in 5.6, 5.7,
               ------------------------
5.8, 5.10, 5.12 and 5.15 shall terminate and be of no further force or effect
(i) immediately prior to the consummation of the Company's initial public offering of its securities. All of the covenants set forth in this Article 5 shall terminate and be of no further force or effect when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

     6.   Miscellaneous.
          -------------

          6.1  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as applied to transactions taking place between California residents and wholly within the State of California.

          6.2  Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

          6.3  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          6.4  Entire Agreement; Amendment.  This Agreement constitutes the full
               ---------------------------
and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all prior oral and written agreements and understandings, including but not limited to that certain Stock Transfer Agreement dated as of September 5, 1997 by and among the Company and each of the Founders. With the written consent of the record or beneficial holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities held by the Purchasers, and the written consent of Founders holding at least two-thirds (2/3) of the total number of shares of Common Stock held by Founders subject to this Agreement, the obligations of the Company and the rights of the Holders of the Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or
                --------  -------
waiver shall reduce the aforesaid percentage of Conversion Stock or Common Stock held by Founders without the consent of all of the Purchasers or the Founders, respectively. Upon the effectuation of each such waiver, consent, agreement or amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 6.4.

          6.5  Notices, etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be delivered personally, via facsimile, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a

          Purchaser to the address or facsimile number indicated below such Purchaser's signature to this Agreement, or at such other address or facsimile number as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to each Purchaser in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

          6.6  Delays or Omissions.  Except as expressly provided herein, no
               -------------------
delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          6.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          6.8  Severability.  If any provision of this Agreement, or the
               ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          6.9  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     The foregoing agreement is hereby executed as of the date first above written.

                                    CHEMDEX CORPORATION



                                    By:_________________________

                                    Title:______________________

                                    Address:  3950 Fabian Way
                                    Palo Alto, CA  94303

                                    Facsimile:  (650) 813-0304

                     SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              THE SWANSON FAMILY FUND, LTD., L.P.

                              By:  K&E Management, Ltd., General Partners

                              By: _______________________________________
                                    Robert A. Swanson, Chairman and CEO

                              Address: 400 South El Camino Real, Suite 1288 San Mateo, CA 94402

                              Facsimile: (650) 373-1910



                              VWR SCIENTIFIC PRODUCTS CORPORATION


                              By:________________________________________

                              Name:______________________________________

                              Title:_____________________________________

                              Address: 1310 Goshen Parkway
                                       West Chester, PA 19380

                              Facsimile: (610) 429-1760



                              ___________________________________________
                                           Josh Olshansky


                              Address: 521 Del Medio Avenue, #122
                                       Mountain View, CA  94040

                              Facsimile:_________________________________

                     SIGNATURE PAGE TO CHEMDEX CORPORATION
                  THIRD AMENDED AND RESTATED INVESTOR'X RIGHT

                              _____________________________________
                                      Kenneth Olshansky


                              Address: 521 Del Medio Avenue, #122
                                       Mountain View, CA  94040


                              Facsimile:___________________________



                              IMPERIAL BANK



                              By:__________________________________

                              Name:________________________________
                                              (print)

                              Title:_______________________________

                              Address: 2460 Sand Hill Road
                                       Menlo Park, CA  94025

                              Facsimile:  (650) 233-3020


                              STANFORD UNIVERSITY


                              By:__________________________________

                              Name:________________________________
                                             (print)

                              Title:_______________________________

                              Address: 2770 Sand Hill Road
                                       Menlo Park, CA  94025

                              Facsimile:

                     SIGNATURE PAGE TO CHEMDEX CORPORATION
                  THIRD AMENDED AND RESTATED INVESTOR'X RIGHT

                              CMG@VENTURES II, LLC


                              By:__________________________________
                                       Jonathan D. Callaghan

                              Address: 3000 Alpine Road
                                       Menlo Park, CA  94028

                              Facsimile:  (650) 233-0506


                              KASCHKE INVESTMENTS, L.L.C.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


                              _____________________________________
                                           Marc Kaschke

                              Address: 11215 Seward Plaza, Suite 2616
                                       Omaha, NE  68154

                              Facsimile:


                              THE BAY CITY CAPITAL FUND I, L.P.,
                              A DELAWARE LIMITED PARTNERSHIP

                              By:   Bay City Capital Management LLC
                              Its:  General Partner

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              Address: 750 Battery Street, Suite 600
                                       San Francisco, CA  94111

                              Facsimile:  (415) 837-0996

                     SIGNATURE PAGE TO CHEMDEX CORPORATION
                  THIRD AMENDED AND RESTATED INVESTOR'X RIGHT

                              BOVE FAMILY LIVING TRUST, CO-TRUSTEES KEVIN E. BOVE AND NANCY E. BOVE


                              ____________________________________________
                                    Kevin E. Bove, Trustee


                              ____________________________________________
                                    Nancy E. Bove, Trustee

                              Address:   3543 Raymar Drive
                                         Cincinnati, OH  45208

                              Facsimile: (513) 636-3924


                              JKR HOLDINGS II, LLC


                              By:  _______________________________________
                              Its: _______________________________________


                              Address:  3037 Pierce Street, #4
                                        San Francisco, CA

                              Facsimile:__________________________________



                              ____________________________________________
                                    Charles R. Burke

                              Address:   Monument Partners, Inc. ("MPI")
                                         1410-1 Monument Street
                                         Concord, MA  01742

                              Facsimile: (918) 371-1475

                              KLEINER PERKINS CAUFIELD & BYERS
                              VIII, L.P.

                              By: KPCB VIII Associates, L.P.,
                                  its General Partner


                              By: ________________________________________
                                    General Partner



                              KPCB VIII FOUNDERS FUND, L.P.

                              By: KPCB VIII Associates, L.P.,
                                  its General Partner


                              By: ________________________________________
                                    General Partner



                              KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                              By: KPCB VII Associates, L.P.,
                                  its General Partner


                              By: ________________________________________
                                    General Partner

                              Address:   2750 Sand Hill Road
                                         Menlo Park, CA  94025

                              Facsimile: (650) 233-0323

                              ____________________________________________
                              Jeffrey Y. Suto

                              Address:   c/o Venture Law Group
                                         2800 Sand Hill Road
                                         Menlo Park, CA  94025

                              Facsimile: (650) 233-8386



                              ____________________________________________
                              Steven J. Tonsfeldt

                              Address:   c/o Venture Law Group
                                         2800 Sand Hill Road
                                         Menlo Park, CA  94025

                              Facsimile: (650) 233-8386



                              ____________________________________________
                              Kenneth D. Cramer

                              Address:   c/o Venture Law Group
                                         2800 Sand Hill Road
                                         Menlo Park, CA  94025

                              VLG INVESTMENTS 1999



                              By:_______________________________________

                              Name:_____________________________________
                                             (print)

                              Title:____________________________________

                              Address:   2800 Sand Hill Road
                                         Menlo Park, CA  94025

                              Facsimile: (650) 233-8386


                              WARBURG, PINCUS VENTURES L.P.

                              By: Warburg, Pincus & Co., its General Partner


                              By:_______________________________________
                                    General Partner

                              Address:   466 Lexington Avenue
                                         New York, New York  10017-3147

                              Facsimile: (212) 878-9361


                              JAN AND LOTTE LESCHLY



                              By:_______________________________________
                                        Jan Leschly

                              By:_______________________________________
                                        Lotte Leschly

                              Address:   66 Aunt Molly Road
                                         Hopewell, NJ  08525

                              Facsimile:________________________________

                              MARK LESCHLY


                              By:_______________________________________

                              Address:     66 Aunt Molly Road
                                           Hopewell, NJ  08525


                              STIG LESCHLY


                              By:_______________________________________

                              Address:     66 Aunt Molly Road
                                           Hopewell, NJ  08525


                              NICK LESCHLY


                              By:_______________________________________

                              Address:     66 Aunt Molly Road
                                           Hopewell, NJ  08525


                              JACOB AND MALIN LESCHLY


                              By:_______________________________________
                                         Jacob Leschly

                              By:_______________________________________
                                         Malin Leschly

                              Address:   641 Lytton Avenue
                                         Palo Alto, CA  94301-1353

                              Facsimile:________________________________

                              ____________________________________________
                                    John Young


                              Address:   3200 Hillview Avenue
                                         Palo Alto, CA  94304

                              Facsimile:__________________________________



                              ____________________________________________
                                    Scott Glenn


                              Address:   SR Technologies
                                         5743 Pacific Center
                                         San Diego, CA  92121

                              Facsimile: (619) 824-0894



                               ____________________________________________
                                    Scott Waterhouse


                              Address:   4665 Kingswood Drive
                                         Danville, CA  94506-6037

                              Facsimile:___________________________________

                              GALEN PARTNERS III, L.P.
                              By:  Claudius, L.L.C.

                              By:_________________________________________
                                  Bruce F. Wesson
                                  Senior Managing Member


                              GALEN PARTNERS INTERNATIONAL III, L.P.
                              By:  Claudius, L.L.C.

                              By:_________________________________________
                                  Bruce F. Wesson
                                  Senior Managing Member


                              GALEN EMPLOYEE FUND III, L.P.
                              By:  Wesson Enterprises, Inc.

                              By:_________________________________________
                                    Bruce F. Wesson, President

                              Address:  610 Fifth Avenue
                                        New York, NY  10020
                                        Attn:  Srini Conjeevaram

                              Facsimile:(212) 218-4999


                              GENENTECH, INC.



                              By:_________________________________________
                                      Brad Goodwin

                              Address:   1 DNA Way
                                         South San Francisco, CA  94080

                              Facsimile: (650) 225-5024

                         THE GOLDMAN SACHS GROUP, L.P.
                         By:  The Goldman Sachs Corporation


                         By:____________________________________________
                         Name:__________________________________________
                         Title:_________________________________________

                         Address:   85 Broad Street
                         New York, NY  10004
                         Attn:  Randall A. Blumenthal
                         Facsimile:  (212) 357-5505



                         H&Q SERV*IS VENTURES, L.P.



                         By:_____________________________________________
                                      Bama B. Rucker

                         Address:  One Bush Street
                                   San Francisco, CA  94104

                         Facsimile:  (415) 399-4631


                         ATGF II



                         By:_____________________________________________
                                   William S. Slattery

                         Address:  399 Park Avenue, 22/nd/ Floor
                                   New York, NY  10022

                         Facsimile:  (212) 371-6988

                              ____________________________________________
                                    James Stableford


                              Address: Amerindo Investment Advisors, Inc. 43 Upper Grosvenor Street
                                         London W1X 9PG
                                         England


                              ____________________________________________
                                    Anthony Ciulla


                              Address: Amerindo Investment Advisors, Inc. One Embarcadero Center, Suite 2300 San Francisco, CA 94111

                              RALPH H. CECHETTINI 1995 TRUST


                              By:_________________________________________
                                         Trustee


                              Address: Amerindo Investment Advisors, Inc. One Embarcadero Center, Suite 2300 San Francisco, CA 94111



                              ____________________________________________
                                    Emeric McDonald


                              Address: Amerindo Investment Advisors, Inc. One Embarcadero Center, Suite 2300 San Francisco, CA 94111

                              ____________________________________________
                                    William Slattery


                              Address: Amerindo Investment Advisors, Inc. 399 Park Avenue, 22/nd/ Floor
                                         New York, NY  10022



                              ____________________________________________
                                    Dan Chapey


                              Address: Amerindo Investment Advisors, Inc. 399 Park Avenue, 22/nd/ Floor
                                         New York, NY  10022

                              CITIVENTURE 96 PARTNERSHIP, L.P.

                              By: INVESCO Private Capital, Inc. as Investment Adviser

                                  By:____________________________________
                                  Name:__________________________________
                                  Title:_________________________________

                              CHANCELLOR PRIVATE CAPITAL OFFSHORE PARTNERS
                              II, LP

                              By:  CPCO Associates, L.P., its Investment
                              General Partner
                              By: INVESCO Private Capital, Inc., its General Partner

                                  By:____________________________________
                                  Name:__________________________________
                                  Title:_________________________________

                              CHANCELLOR PRIVATE CAPITAL PARTNERS III, L.P.

                              By:  CPCO Associates, L.P., its General Partner
                              By: INVESCO Private Capital, Inc., its General Partner

                                  By:____________________________________
                                  Name:__________________________________
                                  Title:_________________________________

                              CHANCELLOR PRIVATE CAPITAL OFFSHORE PARTNERS I,
                              C.V.

                              By:  Chancellor KME IV Partner, L.P., its
                              Investment General Partner
                              By: INVESCO Private Capital, Inc., its General Partner

                                  By:____________________________________
                                  Name:__________________________________
                                  Title:_________________________________

                              Address:   c/o Invesco
                                         1166 Avenue of the Americas
                                         New York, NY  10036-2789
                                         Attn:  Parag Saxena
                              Facsimile: (212) 278-9830

                              SPINNAKER CLIPPER FUND, L.P.
                              BY BOWMAN CAPITAL MANAGEMENT, L.L.C., ITS
                              GENERAL PARTNER



                              By:_______________________________________
                                      William Haggerty
                                      Chief Operating Officer

                              Address:  1875 South Grant Street, Suite 600
                                        San Mateo, CA  94402

                              Facsimile:(650) 572-1844



                              SPINNAKER FOUNDERS FUND, L.P.
                              BY BOWMAN CAPITAL MANAGEMENT, L.L.C., ITS
                              GENERAL PARTNER


                              By:_______________________________________
                                         William Haggerty
                                         Chief Operating Officer



                              SPINNAKER OFFSHORE FOUNDERS FUND
                              CAYMAN LIMITED
                              BY BOWMAN CAPITAL MANAGEMENT, L.L.C., ITS
                              INVESTMENT ADVISOR AND ATTORNEY-IN-FACT



                              By:_______________________________________
                                         William Haggerty
                                         Chief Operating Officer

                              COMDISCO VENTURES



                              By:______________________________________
                                       Jim Labe

                              Address:  3000 Sand Hill Road
                                        Building 1, Suite 155
                                        Menlo Park, CA  94025

                              Facsimile:  (650) 854-4026




                              _________________________________________
                                    Gary Bang

                              Address:  875-A Island Drive, #370
                                        Alameda, CA  94502

                              Facsimile:_______________________________




                              _________________________________________
                                    Brad Baer

                              Address:  The Weinberg Group
                                        One Market Plaza Steuart Tower
                                        Suite 1450
                                        San Francisco, CA  94105

                              Facsimile:  650-328-7826

                               ____________________________________________
                                    Alex Barkas

                              Address:  435 Tasso
                                        Palo Alto, CA  94301

                              Facsimile:___________________________________



                              ____________________________________________
                                    Thomas L. Barton

                              Address:    13833 Barton Court
                                          Los Altos Hills, CA  94022

                              Facsimile:  (650) 856-1344


                              BURWEN FAMILY TRUST U/D/T DATED 9/30/88


                              ____________________________________________
                                    David M. Burwen, Trustee

                              Address:  1114 Blue Lake Square
                                        Mountain View, CA 94040

                              Facsimile:  (650) 965-0320




                              ____________________________________________
                                    Calvin Chang

                              Address:  2959 Creek Point Drive
                                        San Jose, CA  95133

                              Facsimile:  (408) 259-7797

                              ____________________________________________
                                    Paul Coghlan

                              Address:    686 Bicknell Road
                                          Los Gatos, CA  95030

                              Facsimile:_________________________________




                              ____________________________________________
                                    Robert M. Curtis

                              Address:   1320 Brandt Road
                                         Hillsborough, CA  94010

                              Facsimile:  (650) 685-4388



                              ____________________________________________
                                    John de Benedetti

                              Address:  Market Pulse
                                        944 Market Street, Suite 203
                                        San Francisco, CA  94102

                              Facsimile:  (415) 398-7145




                               ____________________________________________
                                    Anne De Gheest

                              Address:    12133 Foothill Lane
                                          Los Altos Hills, CA  94022

                              Facsimile:___________________________________

                              ____________________________________________
                                    Martin Dieck

                              Address:    21105 Hazelbrook Drive
                                          Cupertino, CA  95014

                              Facsimile:  (650) 298-9600


                              DIECK-MCGURK FAMILY TRUST U/D/T
                              DATED APRIL 8, 1996, RONALD DIECK AND ERIN
                              MCGURK, TRUSTEES

                              By:________________________________________
                                    Ronald Dieck. Trustee

                              Address:    335 Lowell Avenue
                                          Palo Alto, CA  94301

                              Facsimile:  (650) 327-9508



                              IRA H. DORF AND ROCHELLE DORF, TRUSTEES UNDER THE DORF FAMILY TRUST DATED 4-2-90


                              ____________________________________________
                                    Ira Dorf, Trustee


                              ____________________________________________
                                    Rochele Dorf, Trustee

                              Address:  13510 Mandarin Way
                                        Saratoga, CA  95070

                              Facsimile:__________________________________

                              ____________________________________________
                                     Matthew Frank

                              Address:  MMF Consulting
                                        2995 Woodside, Suite 400
                                        Woodside, CA  94062

                              Facsimile:  (650) 851-4483



                              ____________________________________________
                                    Jody Fast

                              Address:  P.O. Box 2757
                                        Saratoga, CA  95070-0757

                              Facsimile:__________________________________



                              ____________________________________________
                                    Douglass Given

                              Address:  130 Gloria Circle
                                        Menlo Park, CA  94025

                              Facsimile:  (650) 326-4535


                              GOODWIN FAMILY TRUST 1997 U/A/D 7/30/97

                              By:________________________________________
                                    Brad Goodwin, Trustee

                              Address:   216 Amherst Avenue
                                         San Mateo, CA  94402

                              Facsimile:  (650) 342-1510

                              ____________________________________________
                                    Larry Haimovitch

                              Address:   111 Highland Lane
                                         Mill Valley, CA  94941

                              Facsimile:  (415) 274-6875



                              ____________________________________________
                                    John M. Harland

                              Address:    2705 Fairbrook Drive
                                          Mountain View, CA  94043

                              Facsimile:__________________________________



                              EDMON R. JENNINGS JR. LIVING TRUST


                              ____________________________________________
                                    Edmon R. Jennings, Trustee

                              Address:    P.O. Box 2102
                                          South San Francisco, CA  94083-2102

                              Facsimile:  (650) 851-5391



                              ____________________________________________
                                    Vera Kallmeyer

                              Address:    171 Cowper Street
                                          Palo Alto, CA  94301

                              Facsimile:  (650) 323-0891

                              ____________________________________________
                                    David P. Kaufman

                              Address:    22486 Linda Ann Court
                                          Cupertino, CA  95014

                              Facsimile:  (408) 733-3443


                              KILEY REVOCABLE TRUST UNDER AGREEMENT DATED 8-7-81


                              By:_________________________________________
                                    Thomas D. Kiley, Trustee


                              By:_________________________________________
                                    Nancy Lynne Methven Kiley, Trustee

                              Address:  986 Baileyana Road
                                        Hillsborough, CA  94010
                                        Attn:  Thomas Kiley

                              Facsimile:  (650) 340-1118


                              KILEY FAMILY PARTNERSHIP


                              By:_________________________________________

                              Print Name:_________________________________

                              Title:______________________________________

                               Address:  986 Baileyana Road
                                         Hillsborough, CA  94010
                                         Attn:  Thomas Kiley

                              Facsimile:  (650) 340-1118

                              ____________________________________________
                                    Tracy Lefteroff

                              Address:  2460 Waverley Street
                                        Palo Alto, CA  94301

                              Facsimile:__________________________________



                              ____________________________________________
                                    Alfred J. Mandel

                              Address:    915 Cowper Street
                                          Palo Alto, CA  94301

                              Facsimile:  (650) 328-2216



                              ____________________________________________
                                    John Maroney

                              Address:   2891 Woodside Road
                                         Woodside, CA  94062

                              Facsimile:__________________________________



                              ____________________________________________
                                    David Mohler

                              Address:  311 Stockbridge Avenue
                                        Atherton, CA  94027

                              Facsimile:__________________________________

                                        --------------------------------
                                                Joseph Nadan

                                      Address:  MDC
                                                  Six International Drive
                                                  3rd Floor
                                                  Rye Brook, NY 10573

                                        Facsimile: (914) 933-7868





                                        --------------------------------
                                                 Howard Palefsky

                                      Address:  2700 Sand Hill Road
                                                  Menlo Park, CA 94025

                                        Facsimile: (650) 854-2276




                                        --------------------------------
                                                  Carson V. Levit

                                       Address:  132 Locust Street
                                                  San Francisco, CA 94118

                                        Facsimile: (415) 346-6180




                                        --------------------------------
                                                  Victoria Zaroff

                                       Address:  1548 8th Ave.
                                                  San Francisco, CA 94122

                                        Facsimile:  (415) 664-9987


                     SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        --------------------------------
                                             Steve Peroutka

                                        Address:  1025 Tournament Drive
                                                  Hillsborough, CA 94010-7429

                                        Facsimile:______________________



                                        SECURITY TRUST COMPANY AS CUSTODIAN FOR
                                        FRANK RUDERMAN IRA


                                        By:_____________________________
                                        Print Name:_____________________

                                        Address:  Security Trust Company
                                                  2390 East Camelback Road,
                                                  Suite 240 Phoenix, Arizona
                                                  85016
                                                  Attn: Irene J. Luntz

                                        Facsimile:  (602) 955-8014



                                        --------------------------------
                                             Myron Saranga

                                        Address:  17508 Vineland Avenue
                                                  Monte Sereno, CA 95030

                                        Facsimile:  (408) 395-6681

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        --------------------------------
                                             Nicholas J. Simon

                                        Address:  531 Parrott Drive
                                                  San Mateo CA 94402

                                        Facsimile:  (650) 225-4655



                                        --------------------------------
                                             Norman Sokoloff

                                        Address:  12390 Barley Hill Road
                                                  Los Altos Hills, CA 94024

                                        Facsimile:  (408) 733-0648



                                        THE TADMOR AND MICHAL SHALON REVOCABLE
                                        TRUST U/A/D/ 8/25/98



                                        By:_____________________________

                                        Print Name:_____________________

                                        Title:__________________________

                                        Address:  c/o Tadmor Shalon and Michal
                                                  Shalon, Trustees or Successor
                                                  Trustee 955 Island Drive Palo
                                                  Alto, CA 94301

                                        Facsimile:  (650) 473-9196

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDMENT AND RESTATED INVESTORS RIGHTS AGREEMENT

                                             ---------------------------
                                                  David B. Swedlow

                                             Address:  2165 Canyon Oak Lane
                                                       Danville, CA 94506-2011

                                             Facsimile:  (925) 820-0602



                                             ---------------------------
                                                  Benay Lisa Todzo

                                             Address:  120 Rogers Avenue
                                                       San Carlos, CA 94070

                                             Facsimile:  (650) 592-7736



                                             PACIFIC RIM CAPITAL, LLC


                                             By:________________________
                                                   T. Chester Wang

                                             Address:  2150 California Street
                                                       Mountain View, CA 94040

                                             Facsimile:  (650) 938-1952



                                             ---------------------------
                                                   Michael S. Wlody

                                             Address:  MDC
                                                       Six International Drive
                                                       3rd Floor
                                                       Rye Brook, NY 10573

                                             Facsimile:  (914) 933-7787

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATEDIINVESTORS' RIGHTS AGREEMENT

                                        EDWARD A. WEISS, M.D. INC. MONEY
                                        PURCHASE PENSION PLAN, EDWARD A. WEISS,
                                        M.D. TTEE DTD AUGUST 1, 1979


                                        -----------------------------------
                                           Edward A. Weiss, M.D., Trustee

                                        Address:  900 Welch Road
                                                  Palo Alto, CA 94304

                                        Facsimile:__________________



                                        ___________________________________
                                            Fred Dotzler

                                        Address:  Medicus Venture Partners
                                                  2882 Sand Hill Road
                                                  Suite 106
                                                  Palo Alto, CA 94025

                                        Facsimile:  (650) 854-5700



                                        -----------------------------------
                                              John Reher

                                        Address:  2835 Summit Drive
                                                  Hillsborough, CA 94010

                                        Facsimile:  (650) 344-2564

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
                 THIRD AMENDED AND RESTATED INVESTORS' RIGHTS

                                        -----------------------------------
                                              Greg B. Scott

                                        Address:   13 Homestead Court
                                                   Danville, CA 94506

                                        Facsimile:  (925) 736-9876



                                        -----------------------------------
                                              George S. Taylor

                                        Address:  476 Border Hill Drive
                                                  Los Altos, CA 94024

                                        Facsimile:____________________



                                        -----------------------------------
                                              Arnold J. Kresch

                                        Address:  CA Center for Pelvic Pain
                                                  780 Welch Road
                                                  Suite 206
                                                  Palo Alto, CA 94304

                                        Facsimile:  (650) 327-2989



                                        ------------------------------------
                                              Thomas J. Toy

                                        Address:  331 Parrot Drive
                                                  San Mateo, CA 94402

                                        Facsimile:  (650) 340-8678


                     SIGNATURE PAGE TO CHEMDEX CORPORTION
            THIRD AMENDED AND RESTATED INVENTORS' RIGHTS AGREEMENT

                                        ----------------------------------
                                                  Dave Perry

                                        Address:   Chemdex Corporation
                                                   3950 Fabian Way
                                                   Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304



                                        -----------------------------------
                                                   Pierre Samec

                                        Address:   Chemdex Corporation
                                                   3950 Fabian Way
                                                   Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304




                                        ------------------------------------
                                                  Martha Greer

                                        Address:   Chemdex Corporation
                                                   3950 Fabian Way
                                                   Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304



                                        --------------------------------------
                                                  Jim Wambach

                                        Address:   Chemdex Corporation
                                                   3950 Fabian Way
                                                   Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304


                    SIGNATURE PAGE TO CHEMDEX CORPORATION
           THIRD AMENDMENT AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        ---------------------------------
                                             David Weber

                                        Address:  Chemdex Corporation
                                                  3950 Fabian Way
                                                  Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304




                                        ----------------------------------
                                              Josh Olshansky


                                        Address:  Chemdex Corporation
                                                  3950 Fabian Way
                                                  Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304


                                        THE STEWART FAMILY REVOCABLE LIVING
                                        TRUST OF 10-25-97


                                        By:_______________________________
                                              Jim Stewar, Trustee


                                        Address:  Chemdex Corporation
                                                  3950 Fabian Way
                                                  Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304


                     SIGNATURE PAGE TO CHEMDEX CORPORATION
                THIRD AMENDMENT AND RESTATED' RIGHTS AGREEMENT

                                        -----------------------------------
                                             Justine Fenwick

                                        Address:  Chemdex Corporation
                                                  3950 Fabian Way
                                                  Palo Alto, CA 94303

                                        Facsimile:  (650) 813-0304



                                        -----------------------------------
                                              J. Patterson McBaine

                                        Address:  Gruber & McBaine Capital
                                                  Management
                                                  50 Osgood Place
                                                  San Francisco, CA 94133

                                        Facsimile:  (415) 981-2101




                                        ----------------------------------
                                              Scott Salka

                                        Address:  Arcaris, Inc.
                                                  615 Arapeen Drive, Suite 300
                                                  Salt Lake City, UT 84018

                                        Facsimile:  (801) 303-0333



                                        -----------------------------------
                                             David Hirsh

                                        Address:  College of Physicians &
                                                  Surgeons
                                                  630 West 168th Street
                                                  New York, NY 10032

                                        Facsimile:  (212) 305-7932


                    SIGNATURE PAGE TO CHEMDEX CORPORATION
               THIRD AMENDED AND RESTATED INVESTORS' AGREEMENT

                                        -----------------------------------
                                                   Richard F. Selden

                                        Address:  Transkaryotic Therapies, Inc.
                                                  195 Albany Street
                                                  Cambridge, MA 02139

                                        Facsimile:  (617) 349-0220


                                        BAYVIEW INVESTORS LTD.



                                        By:________________________________

                                        Print Name:________________________

                                        Title:_____________________________

                                        Address:  c/o BancBoston Robertson
                                                  Stephens
                                                  555 California Street
                                                  Suite #2600
                                                  San Francisco, CA 94104

                                        Facsimile:  (415) 676-2977



                                        -----------------------------------
                                              Bradford A. Benz

                                        Address:  c/o Bayview Investors Ltd.
                                                  Omega Venture Partners
                                                  555 California Street
                                                  Suite #2350
                                                  San Francisco, CA 94104

                                                  Facsimile:  (415) 676-2556


                    SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDMED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              __________________________________________
                                    Sy Kaufman

                              Address:  c/o Bayview Investors Ltd.
                                        Omega Venture Partners
                                        555 California Street
                                        Suite #2350
                                        San Francisco, CA 94104

                              Facsimile:  (415) 676-2556



                              __________________________________________
                                    Anthony P. Brenner

                              Address:  c/o Bayview Investors Ltd.
                                        Omega Venture Partners
                                        555 California Street
                                        Suite #2350
                                        San Francisco, CA 94104

                              Facsimile:  (415) 676-2556



                              __________________________________________
                                    Paul J. Nowak

                              Address:  1042 Cedar Mill Lane
                                        West Chester, PA 19382

                              Facsimile:  610-436-1760



                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _______________________________________
                                    Jerrold B. Harris

                              Address:  706 Haldane Drive
                                        Kennett Square, PA 19348

                              Facsimile:  (608) 388-0458



                              MONTREUX EQUITY PARTNERS II, L.P.

                              By:  Montreux Equity Management II, LLC
                              Its:  General Partner


                              By:____________________________________
                                    Dan Turner, Member

                              Address:  Montreux Equity Partners
                                        2700 Sand Hill Road
                                        Menlo Park, CA 94025
                                        Attn:  Dan Turner

                              Facsimile:  (650) 234-1250


                              THE WALKER LIVING TRUST DATED 3/3/95, JOHN P. WALKER, TRUSTEE


                              By:____________________________________
                                    John P. Walker, Trustee

                              Address:  126 Isabella Avenue
                                        Atherton, CA 94027

                              Facsimile:  (650) 829-1067



                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ___________________________________________
                                   Dr. Fred Cohen

                              Address:  UCSF
                                        Department of Pharmacology, HSE1285
                                        513 Parnassus Avenue
                                        San Francisco, CA 94143-0450

                              Facsimile:  (415) 476-6515


                              ___________________________________________
                                   Dr. David Binkley

                              Address:  Argonaut Technologies
                                        887 Industrial Road, Suite G
                                        San Carlos, CA 94070

                              Facsimile:  (650) 598-1359



                              ___________________________________________
                                   William Rastetter

                              Address:   IDEC Pharmaceuticals
                                         11099 N. Torrey Pines Road
                                         Suite 160
                                         San Diego, CA 92037

                              Facsimile:  (619) 550-8770


                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _______________________________________________
                                    Howard Birndorf

                              Address:   Nanogen
                                         10398 Pacific Center Court
                                         San Diego, CA 92121

                              Facsimile:  (619) 546-7717


                              BANK JULIUS BAER



                              By:____________________________________________

                              Print Name:____________________________________

                              Title:_________________________________________

                              Address:   c/o Claudio Studer, Manager
                                         Bahnhofstrasse #36
                                         8010 Zurich
                                         Switzerland

                              Facsimile:  011-41-228-55-34



                              _______________________________________________
                                    Sam Straight

                              Address:  Glaxo Wellcome Inc.
                                        Five Moore Drive
                                        Research Triangle Park, NC 27709-3398

                              Facsimile:  (919) 483-4007

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _______________________________________________
                                    Flynn McDonald

                              Address:  67 Parker Avenued
                                        San Francisco, CA 94118

                              Facsimile:  (415) 750-1870



                              _______________________________________________
                                    Joyce A. Lonergan

                              Address:  166 East 63rd Street, #6D
                                        New York, NY 10021

                              Facsimile:  (212) 486-2929



                              JAMES B. TANANBAUM AND DANA SHONFELD TANANBAUM FAMILY TRUST, JAMES B. TANANBAUM AND DANA SHONFELD TANANBAUM, TRUSTEES


                              By:____________________________________________
                                    James B. Tananbaum, Trustee


                              By:____________________________________________
                                    Dana Shonfeld Tananbaum, Trustee

                              Address:  Advanced Medicine, Inc.
                                        280 Utah Avenue
                                        So. San Francisco, CA 94080

                              Facsimile:  (650) 827-8683


                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _______________________________________________
                                    James B. Tananbaum


                              Address:  Advanced Medicine, Inc.
                                        280 Utah Avenue
                                        So. San Francisco, CA 94080

                              Facsimile:  (650) 827-8683



                              _______________________________________________
                                    Dana Shonfeld Tananbaum

                              Address:  Advanced Medicine, Inc.
                                        280 Utah Avenue
                                        So. San Francisco, CA 94080

                              Facsimile:  (650) 827-8683



                              _______________________________________________
                                    Wes Sterman

                              Address:_______________________________________

                                      _______________________________________

                                      _______________________________________

                               Facsimile: ______________________

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ______________________________________________
                                    Steve Papadopoulos

                              Address:  CN Biosciences, Inc.
                                        10394 Pacific Center Court
                                        San Diego, CA 92121

                              Facsimile:  (619) 450-5522



                              _______________________________________________
                                    Brad Garlinghouse

                              Address:  CMG@Ventures
                                        3000 Alpine Road
                                        Menlo Park, CA 94028

                              Facsimile:  (650) 233-0506


                              THE RETON FAMILY TRUST


                              By:____________________________________________
                                    Hollings Renton, Trustee

                              Address:  Onyx
                                        3031 Research Way
                                        Richmond, CA 94806

                              Facsimile:  (510) 222-9758



                              _______________________________________________
                                    Kevin D. Jones

                              Address:   1700 Leroy Avenue, #10
                                         Berkeley, CA 94709

                              Facsimile:  (510) 647-3799

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _______________________________________________
                                    Thomas G. Wiggans

                              Address:  Connetics Corp.
                                        3400 W. Bayshore Road
                                        Palo Alto, CA 94303

                              Facsimile:  (650) 856-3480 (w); (650) 568-0860 (h)



                              _______________________________________________
                                    Steve Goldby

                              Address:  Symyx Technologies
                                        3100 Central Expressway
                                        Santa Clara, CA 95051

                              Facsimile:  (408) 988-3298



                              _______________________________________________
                                    Ken Fong

                              Address:   P.O. Box 1937
                                         Los Altos, CA 94023

                              Facsimile:  (650) 949-4999

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ANGEL INVESTORS, L.P.
                              By:  Angel Management, LLC its general partner



                              By:______________________________________________
                                    J. Casey McGlynn, Administrative Member

                              Address:  c/o Casey McGlynn
                                        Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Road
                                        Palo Alto, CA 94304

                              Facsimile:  (650) 496-4082




                              _________________________________________________
                                    Steve Fodor

                              Address:  Affymetrix, Inc.
                                        3380 Central Expressway
                                        Santa Clara, CA 95051

                              Facsimile:  (408) 481-0422




                              _________________________________________________
                                    Dr. Louis G. Lange

                              Address:  CV Therapeutics, Inc.
                                        3172 Porter Drive
                                        Palo Alto, CA 94304

                              Facsimile:  (650) 858-0388

                    SIGNATURE PAGE TO CHEMDEX CORPORATION
             THIRD AMEND AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              VBW RAPTOR FUND, LLC



                              By:________________________________________
                                    Managing Member


                              By:________________________________________
                                    Managing Member

                              Address:  c/o David J. Duval
                                        Volpe Brown Whelan Asset
                                            Management, LLC
                                        One Boston Place, Suite 3310
                                        Boston, MA 02108

                              Facsimile: (617) 305-0700




                              ___________________________________________
                                        Richard Schell

                              Address:   98 James Place
                                         Atherton, CA 94027

                              Facsimile: (650) 858-0390



                              NORTHLEA PARTNERS LTD.



                              By:________________________________________
                                    John Abeles, General Partner

                              Address:   2365 NW 41st Street
                                         Boca Raton, Florida 33431

                              Facsimile: (561) 995-0802


                     SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ________________________________________
                                    Debby Chen

                              Address:  1163 Valley Quail Circle
                                        San Jose, CA 95120

                              Facsimile:  (408) 268-5423



                              ________________________________________
                                    Sasha Kamb

                              Address: Arcaris, Inc.
                                       615 Arapeen Drive, Suite 300
                                       Salt Lake City, UT 84018

                              Facsimile: (801) 303-0333



                              ________________________________________
                                    Denny Farrar

                              Address:   Arcaris, Inc.
                                         615 Arapeen Drive, Suite 300
                                         Salt Lake City, UT 84018

                              Facsimile: (801) 303-0333



                              ________________________________________
                                    Daniel R. Rifkin

                              Address: 80 East End Avenue
                                       Apt. 10-J
                                       New York, NY 10028

                              Facsimile:  _______________________


                     SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ______________________________________________
                                    Dr. Howard Goodman

                              Address: Chief of Dept. of Molecular Biology Massachusetts General Hospital
                                         Fruit Street
                                         Boston, MA 02114

                              Facsimile: (617) 726-3535



                              ______________________________________________
                                    Jon D. Gruber

                              Address: Gruber & McBaine Capital Management 50 Osgood Place
                                         San Francisco, CA 94133

                              Facsimile: (415) 981-2101



                              ______________________________________________
                                    James P. O'Connell

                              Address:   166 Solana Point Circle
                                         Solana Beach, CA 92075

                              Facsimile: (619) 546-7717



                              ______________________________________________
                              Alissa L. Lee

                              Address:   c/o Venture Law Group
                                         2775 Sand Hill Road
                                         Menlo Park, CA 94025

                               Facsimile:(650) 233-8386


                     SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              _________________________________________
                              Andrea E. Chavez

                              Address:   c/o Venture Law Group
                                         2775 Sand Hill Road
                                         Menlo Park, CA 94025

                              Facsimile: (650) 233-8386




                              _________________________________________
                              Sonya F. Erickson

                              Address:   c/o Venture Law Group
                                         4750 Carrillon Point
                                         Kirkland, WA 98033

                              Facsimile: (425) 739-8750


                              MYTHEN TREUHAND- & VERWALTUNGS AG


                              By:______________________________________

                              Print Name:______________________________

                              Title:___________________________________

                              Address:  Splugenstrasse 9
                                        8002 Zurich,
                                        Switzerland
                                        Attn: Alex Fancelli

                              Facsimile:  011-41-1220-6149


                              BIOTECHNOLOGY INDUSTRY ORGANIZATION

                              By: _____________________________________

                              Name:____________________________________

                              Title:___________________________________

                              Address:_________________________________
                                      _________________________________
                                      _________________________________

                              Facsimile:_______________________________





                     SIGNATURE PAGE TO CHEMDEX CORPORATION
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              FOUNDERS:


                              _______________________________________
                                    Jonathan D. Callaghan



                              _______________________________________
                                    Marc Kaschke



                              _______________________________________
                                    Jeff Leane



                              _______________________________________
                                    David P. Perry

                                   EXHIBIT 1
                                   FOUNDERS
                                   --------

                                David P. Perry

                                 Marc Kaschke

                               Jeffrey S. Leane

                             Jonathan D. Callaghan

                                   EXHIBIT 2
                                   ---------
                                  PURCHASERS
                                  ----------

                            Schedule of Purchasers


-------------------------------------------------------------------------------
                       NAME
-------------------------------------------------------------------------------
ATGF II                                             Angel Investors, L.P.
-------------------------------------------------------------------------------
Bay City Capital Fund I, L.P.                       Baer, Brad
-------------------------------------------------------------------------------
Burke, Charles R.                                   Bang, Gary
-------------------------------------------------------------------------------
Cechettini 1995 Trust - Ralph H. Cechettini         Bank Julius Baer
-------------------------------------------------------------------------------
Chancellor Private Capital Offshore Partners I,     Barton, Thomas L.
 C.V.
-------------------------------------------------------------------------------
Chancellor Private Capital Offshore Partners II,    Bayview Investors Ltd.
 L.P.
-------------------------------------------------------------------------------
Chancellor Private Capital Partners III, L.P.       Benz, Bradford A.
-------------------------------------------------------------------------------
Chapey, Dan                                         Binkley, David
-------------------------------------------------------------------------------
Citiventure 96 Partnership, L.P.                    Birndorf, Howard C.
-------------------------------------------------------------------------------
Ciulla, Anthony                                     Brenner, Anthony P.
-------------------------------------------------------------------------------
CMG@Ventures, II, LLC                               Burwen Family Trust U/D/T
                                                    dated 9-30-88, David
                                                    Burwen, Trustee
-------------------------------------------------------------------------------
Comdisco, Inc.                                      Chang, Calvin
-------------------------------------------------------------------------------
Cramer, Kenneth D.                                  Chavez, Andrea E.
-------------------------------------------------------------------------------
Galen Employee Fund III, L.P.                       Chen, Debby
-------------------------------------------------------------------------------
Galen Partners III, L.P.                            Coghlan, Paul
-------------------------------------------------------------------------------
Galen Partners International III, L.P.              Cohen, M.D., Fred
-------------------------------------------------------------------------------
Genentech, Inc.                                     Curtis, Robert M.
-------------------------------------------------------------------------------
Goldman Sachs Group, L.P.                           de Benedetti, John
-------------------------------------------------------------------------------
H&Q Serv*is Ventures, L.P.                          De Gheest, Anne
-------------------------------------------------------------------------------
JKR Holdings II, LLC                                Dieck, Martin
-------------------------------------------------------------------------------
Kleiner Perkins Caufield & Byers VIII, L.P.         Dieck-McGurk Family Trust
                                                    U/D/T dated April 8, 1996,
                                                    Ronald Dieck and Erin
                                                    McGurk, Trustees
-------------------------------------------------------------------------------
KPCB Life Sciences Zaibatsu Fund II, L.P.           Ira H. Dorf and Rochelle
                                                    Dorf, Trustees Under the
                                                    Dorf Family Trust dated 4-2-
                                                    90
-------------------------------------------------------------------------------
KPCB VIII Founders Fund, L.P.                       Dotzler, Fred
-------------------------------------------------------------------------------
Leschly, Jacob and Malin                            Erickson, Sonya F.
-------------------------------------------------------------------------------
Leschly, Jan and Lotte                              Farrar, Dennis
-------------------------------------------------------------------------------
McDonald, Emeric                                    Fast, Jody
-------------------------------------------------------------------------------
Slattery, William                                   Fodor, Stephen
-------------------------------------------------------------------------------
Spinnaker Clippers Fund, L.P.                       Fong, Kenneth
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Spinnaker Founders Fund, L.P.                       Frank, Matthew
-------------------------------------------------------------------------------
Spinnaker Offshore Founders Fund Cayman Limited     Garlinghouse, Brad
-------------------------------------------------------------------------------
Stableford, James                                   Given, Douglass
-------------------------------------------------------------------------------
Suto, Jeffrey Y.                                    Goldby, Steve
-------------------------------------------------------------------------------
Tonsfeldt, Steven                                   Goodman, Howard, M.D.
-------------------------------------------------------------------------------
Warburg, Pincus Ventures L. P.                      Goodwin Family Trust 1997
                                                    U/A/D 7-30-97, Brad Goodwin,
                                                    Trustee
-------------------------------------------------------------------------------
Young, John                                         Gruber, Jon D.
-------------------------------------------------------------------------------
Kaschke Investments, L.L.C.                         Haimovitch, Larry
-------------------------------------------------------------------------------
VLG Investments 1999                                Harland, John M.
-------------------------------------------------------------------------------
Bove Family Living Trust                            Harris, Jerry
-------------------------------------------------------------------------------
Glenn, Scott                                        Hirsh, David, M.D.
-------------------------------------------------------------------------------
Waterhouse, Scott                                   Edmon R. Jennings Jr.
                                                    Living Trust, Edmon R.
                                                    Jennings, Jr., Trustee
===============================================================================
                                                    Jones, Kevin D.
-------------------------------------------------------------------------------
                                                    Kallmeyer, Vera
-------------------------------------------------------------------------------
                                                    Kamb, Alexander
-------------------------------------------------------------------------------
                                                    Kaufman, David
-------------------------------------------------------------------------------
                                                    Kaufman, Sy
-------------------------------------------------------------------------------
                                                    Kiley Family Partnership
-------------------------------------------------------------------------------
                                                    Kiley Revocable Trust
                                                    Under Agmt. dated 8-7-81
-------------------------------------------------------------------------------
                                                    Kresch, Arnold
-------------------------------------------------------------------------------
                                                    Lefteroff, Tracy T.
-------------------------------------------------------------------------------
                                                    Lange, Louis G.
-------------------------------------------------------------------------------
                                                    Lee, Alissa L.
-------------------------------------------------------------------------------
                                                    Levit, Carson
-------------------------------------------------------------------------------
                                                    Lonergan, Joyce A.
-------------------------------------------------------------------------------
                                                    McBaine, J. Patterson
-------------------------------------------------------------------------------
                                                    Mandel, Alfred J.
-------------------------------------------------------------------------------
                                                    Maroney, John
-------------------------------------------------------------------------------
                                                    McDonald, Flynn
-------------------------------------------------------------------------------
                                                    Mohler, David G.
-------------------------------------------------------------------------------
                                                    Montreux Equity Partners
                                                    II, L.P.
-------------------------------------------------------------------------------
                                                    Nadan, Joseph
-------------------------------------------------------------------------------
                                                    Northlea Partners, Ltd.
                                                    (John Abeles, GP)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    Nowak, Paul

-------------------------------------------------------------------------------
                                                    O'Connell, James P.

-------------------------------------------------------------------------------
                                                    Pacific Rim Capital, LLC
-------------------------------------------------------------------------------
                                                    Palefsky, Howard D.
-------------------------------------------------------------------------------
                                                    Papadopoulos, Steve
-------------------------------------------------------------------------------
                                                    Peroutka, Stephen J.
-------------------------------------------------------------------------------
                                                    Rastetter, William
-------------------------------------------------------------------------------
                                                    Reher, John
-------------------------------------------------------------------------------
                                                    The Renton Family Trust
-------------------------------------------------------------------------------
                                                    Rifkin, Daniel R.
-------------------------------------------------------------------------------
                                                    Security Trust Co. as
                                                    Custodian for Frank
                                                    Ruderman, IRA
-------------------------------------------------------------------------------
                                                    Salka, Scott
-------------------------------------------------------------------------------
                                                    Saranga, Myron
-------------------------------------------------------------------------------
                                                    Schell, Richard

-------------------------------------------------------------------------------
                                                    Scott, Greg

-------------------------------------------------------------------------------
                                                    Selden, Richard
-------------------------------------------------------------------------------
                                                    Simon, Nicholas J.
-------------------------------------------------------------------------------
                                                    Sokoloff, Norman F.
-------------------------------------------------------------------------------
                                                    The Stewart Family
                                                    Revocable Living Trust dated
                                                    10-25-97
-------------------------------------------------------------------------------
                                                    Straight, Sam

-------------------------------------------------------------------------------
                                                    Swedlow, David
-------------------------------------------------------------------------------
                                                    The Tadmor and Michal
                                                    Shalon Revocable Trust U/A/D
                                                    8-25-98
 -------------------------------------------------------------------------------
                                                    James B. Tananbaum and
                                                    Dana Shonfeld Tananbaum
                                                    Family Trust, James B.
                                                    Tananbaum and Dana Shonfeld
                                                    Tananbaum, Trustees
 -------------------------------------------------------------------------------
                                                    Tananbaum, James B.
-------------------------------------------------------------------------------
                                                    Tananbaum, Dana Shonfeld
-------------------------------------------------------------------------------
                                                    Taylor, S. George
-------------------------------------------------------------------------------
                                                    Todzo, Benay Lisa
-------------------------------------------------------------------------------
                                                    Toy, Thomas J.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    VBW Raptor Fund, LLC (or
                                                    Volpe Brown Whelan Asset
                                                    Management, LLC)
 -------------------------------------------------------------------------------
                                                    The Walker Living Trust
                                                    dated 3/3/95
 -------------------------------------------------------------------------------
                                                    Weiss, Edward A., M.D. Inc.
                                                    Money Purchase Pension
                                                    Plan Edward A. Weiss, M.D.
                                                    TTEE DTD August 1, 1979
-------------------------------------------------------------------------------
                                                    Wiggans, Thomas G.
-------------------------------------------------------------------------------
                                                    Wlody, Michael
-------------------------------------------------------------------------------
                                                    Zaroff, Victoria
-------------------------------------------------------------------------------
                                                    Mythen Treuhand- &
                                                    Verwaltungs AG
-------------------------------------------------------------------------------
                                                    Biotechnology Industry
                                                    Organization
-------------------------------------------------------------------------------